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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 10, 1998
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  August 10, 1998


                                   VERIO INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                0-24219                                84-1339720
       (Commission File Number)            (I.R.S. Employer Identification No.)

 8005 SOUTH CHESTER STREET, SUITE 200,                    80112
          ENGLEWOOD, COLORADO                          (Zip Code)
(Address of Principal Executive Offices)


                                 (303) 645-1900
              (Registrant's Telephone Number, Including Area Code)





                                With a copy to:
                             Gavin B. Grover, Esq.
                            Morrison & Foerster LLP
                               425 Market Street
                            San Francisco, CA 94105
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ITEM 5.   OTHER EVENTS

     The Company's Registration Statement on Form S-4 (the "S-4 Registration Statement") covering exchange offers for the Company's outstanding $100.0 million principal amount of 13 1/2% Senior Notes due 2004 and $175.0 million principal amount of 10 3/8% Senior Notes due 2005, was declared effective on July 14, 1998. The Company has extended the expiration date of such exchange offers and intends to file a post-effective amendment to the S-4 Registration Statement to provide additional information concerning certain recent material acquisitions.

     ITEM 7.  EXHIBITS.

     Exhibit No.                         Description
     -----------                         -----------

     99(a)                     Press Release issued by the Registrant on August 10, 1998






                                       1
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VERIO INC.

                                              By: /s/ CARLA HAMRE DONELSON
                                                  ------------------------
                                                   Carla Hamre Donelson
                                                   Vice President, General
                                                   Counsel and Secretary

Dated:   August 10, 1998





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                                 EXHIBIT INDEX



     Exhibit No.                     Description
     -----------                     -----------

     99(a)                 Press Release issued by the Registrant on August 10, 1998
